UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 710, South San Francisco, CA 94080

(Address of principal executive offices)

(650) 871-0761

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2021, Catalyst Biosciences, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Piper Sandler & Co. (“Piper Sandler”) under which the Company may offer and sell, from time to time in its sole discretion, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with aggregate gross sales proceeds of up to $50,000,000 through an “at the market” equity offering program under which Piper Sandler will act as sales agent.

Under the Equity Distribution Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, limitations on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Equity Distribution Agreement, Piper Sandler may sell the shares by methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made through The Nasdaq Capital Market or any other trading market for the Common Stock.

The Equity Distribution Agreement provides that Piper Sandler will be entitled to compensation for its services equal to 3.0% of the gross proceeds of any shares of Common Stock sold through Piper Sandler under the Equity Distribution Agreement and the Company will reimburse Piper Sandler for certain expenses incurred in connection with its services under the Equity Distribution Agreement, including up to $50,000 for legal expenses in connection with the establishment of the at-the-market offering. The Company has no obligation to sell any shares under the Equity Distribution Agreement, and may at any time suspend solicitation and offers under the Equity Distribution Agreement. The offering of shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all shares subject to the Equity Distribution Agreement or (ii) termination of the Equity Distribution Agreement in accordance with its terms.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-253874), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 3, 2021. The Company filed a prospectus supplement, dated October 15, 2021 with the SEC in connection with the offer and sale of the shares pursuant to the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement. A copy of the Equity Distribution Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

A copy of the legal opinion of Orrick, Herrington & Sutcliffe LLP, relating to the validity of the shares of Common Stock that may be sold pursuant to the Equity Distribution Agreement, is filed with this Current Report on Form 8-K as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01	Other Events.

On September 28, 2021, the Company updated its corporate presentation to include the following: (i) the announcement that the U.S. Food and Drug Administration (the “FDA”) granted Orphan Drug Disease Designation (“ODD”) for the Company’s lead product candidate, subcutaneous Marzeptacog alfa (activated), (“MarzAA”), for the treatment of Factor VII Deficiency in September 2021; (ii) the Company’s plans to submit its first report related to the safety and effectiveness of SQ MarzAA to treat a bleeding episode to the Data and Safety Monitoring Board in the first quarter of 2022; and (iii) the receipt by the Company of pre-IND guidance from the FDA on the design of the Company’s CB 4332 phase 1 clinical study as well as the overall development program.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements include statements about the Company’s plans to submit its first report related to the safety and effectiveness of SQ MarzAA to the Data and Safety Monitoring Board in the first quarter of 2022; the significance of the ODD designation, the potential of CB 4332 to be a meaningful therapy in multiple indications, and potential markets for and advantages of the Company’s other complement product candidates, including CB 2782-PEG and complement degraders and plans for the Company’s collaboration with Biogen. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19, competitive products and other factors, that trials may not have satisfactory outcomes, the risk the Company may elect to terminate or postpone ongoing development programs, including development of MarzAA or any of the Company’s complement assets, the risk that the Company will need to raise additional capital, which may not be available on favorable terms if at all; the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in trial enrollment, development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen may terminate the agreement with the Company, and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 4, 2021, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the SEC on August 5, 2021 and in other filings filed from time to time with the SEC. The Company does not assume any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of October 15, 2021, between Catalyst Biosciences, Inc. and Piper Sandler & Co.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: October 15, 2021	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer